UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 28, 2020

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FleetCor Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2020, the Board of Directors (the “Board”) of FLEETCOR Technologies, Inc. (the “Company”) approved and adopted an amendment to Article I of the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) to allow, subject to certain terms and conditions, stockholders holding not less than 25% of the Company’s outstanding common stock to call a special meeting of stockholders.

The foregoing does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01 Other Events.

On October 22, 2020, the Board approved the Company’s Amended and Restated Governance Guidelines to create a Board-appointed Lead Independent Director. Steve T. Stull will initially serve as the Lead Independent Director. The Governance Guidelines are available on the investor relations section of our website at https://investor.fleetcor.com/.

The Board also approved the division of the Compensation, Nominating and Corporate Committee into two separate committees: the Compensation Committee and the Nomination and Governance Committee. Thomas M. Hagerty will continue to serve as Chair of the Compensation Committee and Hala G. Moddelmog will serve as Chair of the Nomination and Governance Committee. Each committee adopted a written charter which is available on the investor relations section of our website at https://investor.fleetcor.com/.

The information contained on our website referred to in this Current Report on Form 8-K (this “Report”) is not part of this Report and are not incorporated by reference into this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No. 3.1, FleetCor Technologies, Inc. Amended and Restated Bylaws, adopted October 22, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

October 28, 2020	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel

Exhibit Index

Exhibit No.	Description

3.1	FleetCor Technologies, Inc. Amended and Restated Bylaws, adopted October 22, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)